WELCOME TO 2019 ANNUAL SHAREHOLDERS MEETING AUGUST 31, 2020 Exhibit 99.1

DISCLAIMER This presentation contains summarized information concerning the Company and the Company’s business operations. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the following: our expectations regarding our ability to fund our ongoing and future operating costs; our expectations regarding future income tax liability; the regulatory pathway for our products, including our existing and planned investigative new drug application and pre-market approval requirements, the design and success of our clinical trials and pursuit of biologic license applications (“BLAs”) for certain products; our expectations regarding our ability to manufacture certain of our products in compliance with current Good Manufacturing Practices (“cGMP”); our expectations regarding costs relating to compliance with regulatory standards, including those arising from our clinical trials, pursuit of BLAs, and cGMP compliance; our ability to continue marketing our micronized products and certain other products during and following the end of the period of enforcement discretion announced by the United States Food and Drug Administration (“FDA”); expectations regarding future revenue growth and future research and development expenses; ongoing and future effects arising from the COVID-19 pandemic and the Company’s plans to adhere to governmental recommendations with respect thereto; demographic and market trends. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “estimate,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in our most recent Form 10-Q and in our Form 10-K for the year ended December 31, 2019. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors.

MEETING AGENDA Introductions Annual Meeting Matters Company Highlights Key Financial Metrics Strategic Priorities Question & Answer Session 1 2 3 4 5 6

ANNUAL MEETING MATTERS

ANNUAL MEETING AGENDA QUORUM DESCRIPTION OF BUSINESS ITEMS: Election of one Class III director Advisory approval of executive compensation Advisory approval of the frequency of the shareholder vote on executive compensation Ratification of independent registered public accounting firm OPENING OF POLLS FOR VOTING CLOSING OF POLLS REPORT ON RESULTS OF VOTE ADJOURNMENT COMPANY PRESENTATION QUESTION & ANSWER SESSION 1 2 3 4 5 6 7 8

COMPANY HIGHLIGHTS

PATIENTS ARE WHY WE ARE HERE We have an opportunity and responsibility to make a difference for these patients. And in doing so, grow a successful and meaningful healthcare company.” “ TIMOTHY R. WRIGHT CHIEF EXECUTIVE OFFICER

PETE CARLSON Chief Financial Officer BUTCH HULSE General Counsel & Secretary ROHIT KASHYAP, PhD Chief Commercial Officer ROBERT STEIN, MD, PhD EVP, Research & Development MARK GRAVES Chief Compliance Officer STAN MICEK SVP, Business Development MARK ROGERS VP, Global Quality Assurance & Regulatory SCOTT TURNER SVP, Operations & Procurement = Joined since 2018 EXPERIENCED LEADERSHIP TEAM NOW IN PLACE

BUILDING VALUE FOR ALL STAKEHOLDERS SEC resolution Key hires Financial restatement VA/DOJ resolution COVID-19 Financing SEC filings Key hires New product launch Profitable growth Pipeline maturation International expansion Operational excellence 2018-2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 2021-2022 SUSTAIN STABILIZE GROW Restore financial integrity and reputation Invest in primary growth drivers Create solid foundation for business performance Investing in growth from a solid financial position Transforming for innovation Forming a culture of cross-functional collaboration

Vertically integrated, scalable recovery network Robust & proprietary manufacturing process Commercial platform with best-in-class market access Terminally sterilized for safety with 5-year shelf life 40+ scientific and clinical publications 1.9M+ placental tissue-based allografts to date MIMEDX REVOLUTIONIZED THE INDUSTRY Through innovations in processing and foundational clinical & scientific research utilizing the power of the placenta Placental platform affords next generation of portfolio and versatility to address additional conditions

6% per year ADVANCED WOUND CARE SECTOR IS LARGE AND GROWING, WITH CONSIDERABLE UNMET NEED Source: BioMed GPS SmartTrak; Global Data 2019 Market Size and Growth Report: United States, Wound Care Management Market 2019. U.S. Wound Care $3B are advanced wounds $12B 4% per year $1B skin substitutes Growth drivers: Aging population Growing prevalence of diabetes and chronic wounds Increasing number of wound care procedures Rising physician awareness of new treatment options Focus on clinical efficacy and cost effectiveness

SUPPORTIVE EVIDENCE REFLECTED IN RECENT AHRQ1 REPORT (1) Agency for Healthcare Research and Quality (AHRQ); (2) Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020; (3) SEADs: Supplemental Evidence and Data for Systematic Reviews; MiMedx was the only entity to have two studies that met the criteria for RCTs with statistically significant differences “Authors reported EpiFix® provided significant benefit over Apligraf® and standard of care” Of the 16 skin substitute products, only “one skin substitute was examined in five studies” 164 studies and 81 SEADs3 submissions 22 RCTs in final brief examining use of 16 distinct skin substitutes 12 RCTs assessed as low risk of bias This report is “intended to help health care decision makers — patients and clinicians, health system leaders, and policymakers, among others — make well-informed decisions and thereby improve the quality of health care services” 2

Existing Core Business Drive disease state awareness across care continuum Publish additional data Expand into additional wound applications FOUR KEY DRIVERS TO ACHIEVE CORE GROWTH Portfolio Expansion Advance market assessments and analytics Leverage clinical and regulatory expertise Invest in prioritized new markets Maximize core business Increase sales force productivity and commercial analytics Highlight clinical and economic value Continue product innovation Explore additional priority markets Identify wound care adjacencies PURSUE INTERNATIONAL EXPANSION ENHANCE PORTFOLIO VALUE TARGET NEW BUSINESS EXPAND THE MARKET 2 1 3 4

LATE-STAGE PIPELINE LEVERAGES LEADERSHIP IN PLACENTAL SCIENCE ADVANCED WOUND CARE Diabetic Foot Ulcers/ Surgical Wounds* Surgical Wounds* APPLICATION IN PROCESS APPLICATION IN PROCESS Potential to address unmet patient needs as a platform technology across multiple markets MUSCULOSKELETAL PHASE 2B PHASE 3 PHASE 3 * Clinical study initiation will depend on FDA feedback for program Knee Osteoarthritis Plantar Fasciitis Achilles Tendonitis

GAPS IN TODAY'S TREATMENT OPTIONS PROVIDE OPPORTUNITY TO ADDRESS DEGENERATIVE MUSCULOSKELETAL CONDITIONS



Plantar Fasciitis:

2M+
Patients treated for PF annually

~1M/year
Visit hospital-based MDs for treatment[1]

20-30%
Treated with traditional measures progress to a chronic condition

$284M
Projected national economic burden

Recovery for chronic PF tends to be lengthy and **recurrence is common**

(1) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. *Am J Orthop (Belle Mead NJ)*. 2010;39(5):227-231.

15

MiMedx

GAPS IN TODAY’S TREATMENT OPTIONS PROVIDE OPPORTUNITY TO ADDRESS DEGENERATIVE MUSCULOSKELETAL CONDITIONS Knee Osteoarthritis (KOA): Micronized Dehydrated Human Amnion / Chorion Membrane (mdHACM) Injection in the Treatment of KOA1 Evaluated 82 KOA patients and 100 knees injected with 100mg mdHACM by a single physician, over a 14-month period Represents largest single-physician experience with injectable amniotic tissue for treatment of KOA reported to date Findings: mdHACM injection clinically effective in reducing pain and improving function in the setting of KOA No serious or ongoing, unresolved adverse events were observed in this cohort (1) Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series [published online ahead of print, 2019 Nov 28]. J Knee Surg. 2019;10.1055/s-0039-3400951. doi:10.1055/s-0039-3400951. (2) OARSI (Osteoarthritis Research Society International) Dec, 2016. (3) Murphy L, Schwartz TA, Helmick CG, et al. Lifetime risk of symptomatic knee osteoarthritis. Arthritis Rheum. 2008;59(9):1207-1213. doi:10.1002/art.24021; (4) US Bone and Joint Initiative. The Burden of Musculoskeletal Diseases in the United States (BMUS). https://www.boneandjointburden.org/fourthedition/iiib10/osteoarthritis. Accessed August 2020. ~242M Worldwide with symptomatic OA of the hip and/or knee2 ~45% Lifetime risk of developing knee OA3 ~$71B U.S. annual total of lost work earnings attributable to OA4

KEY FINANCIAL METRICS

Net sales in June and July were in line with prior year months on an as-shipped basis, after net sales in April and May were down significantly due to COVID-19 related impacts RECENT REVENUE TRENDS DEMONSTRATE RECOVERY Net Sales Adjusted Net Sales1 (1) Adjusted Net Sales excludes impact of Revenue Transition amounts. See Appendix for reconciliation to Net Sales. ($ millions)

OPERATING EXPENSES WILL REFLECT INVESTMENT IN R&D AND COMMERCIAL VALUE DRIVERS 2018 Quarterly Average R&D spending will increase to support IND’s heading towards BLA’s Operating cost basis can be leveraged as sales increase M R&D SPENDING SG&A as % of ADJUSTED NET SALES1 (1) Adjusted Net Sales excludes impact of Revenue Transition amounts. SG&A as a percent of net sales for the noted periods is 1Q19 - 76.4%, 2Q19 - 75.1%, 3Q19 - 57.7%, 4Q19 – 59.5%, 1Q20 – 76.0%, and 2Q20 – 69.6%. See Appendix for reconciliation to Net Sales.

TTM ADJUSTED GROSS MARGIN1 TTM ADJUSTED EBITDA MARGIN PROFITABILITY MEASURES CONSISTENT: PRIORITY IS TO IMPROVE PERFORMANCE ($ millions) 3Q19 4Q19 1Q20 2Q20 TTM2 Adjusted Net Sales1 $ 67.3 $ 68.2 $ 57.2 $51.9 $244.7 Adjusted Gross Profit1 57.1 56.6 47.8 44.0 205.5 Adjusted Net Loss1 (6.2) (13.3) (8.7) (9.9) (38.2) Adjusted EBITDA3 7.6 14.1 3.1 10.2 35.0 (1) Adjusted Net Sales, Adjusted Gross Profit, and Adjusted Gross Margin exclude impact of Revenue Transition amounts. Net sales, in millions, for the noted periods were 3Q19-$88.9, 4Q19-$76.4, 1Q20-$61.7, 2Q20-$53.6, and TTM-$280.6.  Gross Profit, in millions for the noted periods were 3Q19-$75.7, 4Q19-$63.7, 1Q20-$51.7, 2Q20-$45.4, and TTM-$236.5. Net Income (Loss), in millions, for the noted periods were 3Q2019-$12.4, 4Q2019-$(7.5), 1Q2020-$(4.8), 2Q2020-$(8.5). See Appendix for reconciliation to Net Sales, Gross Profit and Gross Margin; (2)TTM = Trailing Twelve Months; (3) See appendix for reconciliation of Net Loss to Adjusted EBITDA.

Financing transactions1 provide ability to: RECENT TRANSACTIONS PROVIDE FINANCIAL FLEXIBILITY Stabilize business Prioritize investment in growth drivers Pursue attractive growth opportunities Initial holders are affiliates of EW Healthcare Partners (90%) and Hayfin Capital Management (10%) Two board members – Marty Sutter and Bill Hawkins Conversion price of $3.85 Dividends at 4% through June 2021; 6% thereafter Term loan of $50 million Maturity in July 2025 No principal payments Interest rate at L+6.75% Counterparties are affiliates of Hayfin Capital Management Issued $100 million in convertible preferred stock Entered into $75 million loan facility (1) For a discussion of the transactions and more information on these and other terms, refer to Item 9B, Other Information, in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019.

STRATEGIC PRIORITIES

Operational excellence Profitable growth International expansion Pipeline maturation BUILDING VALUE FOR ALL STAKEHOLDERS Seasoned management team ready to execute Poised to catalyze growth in core business Attractive pipeline aimed at large markets

QUESTION & ANSWER SESSION

APPENDIX

JUNE 30, 2020 BALANCE SHEET DOES NOT REFLECT IMPROVED LIQUIDITY FROM TRANSACTIONS (in millions) AS REPORTED IMPACT OF TRANSACTIONS1 AS REPORTED PLUS IMPACT OF TRANSACTIONS WHEN CONVERTED2 Cash $ 48.2 $ 65.4 $ 113.6 Other 102.7 0.9 103.6 Total Assets $ 150.9 $ 66.3 $ 217.2 Long-term debt, including current portion $ 65.2 $ (18.5) $ 46.7 Other 62.8 0 62.8 Total Liabilities 128.0 (18.5) 109.5 Convertible Preferred Stock 0 91.2 91.2 0 Stockholders’ Equity 22.9 (6.5) 16.4 108.4 Total Liabilities and Equity $ 150.9 $ 66.3 $ 217.2 Shares outstanding – simple 110.3 0 110.3 136.3 Shares outstanding – diluted 110.3 26.0 136.3 (1) Transactions include (i) issuance of $100 million of Series B convertible preferred stock; (ii) $75 million loan facility with Hayfin; (iii) repayment and termination of the Blue Torch loan agreement. For a discussion of the transaction, refer to Item 9B, Other Information, in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019. (2) Changed amounts only.

IMPACT OF REVENUE TRANSITION ADJUSTMENTS (in millions) AS REPORTED IMPACT OF REVENUE TRANSITION1 ADJUSTED Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Sales $88.9 $76.4 $61.7 $53.6 $21.5 $8.2 $4.5 $1.7 $67.3 $68.2 $57.2 $51.9 Gross Profit 75.7 63.7 51.7 45.4 18.6 7.1 3.9 1.5 57.1 56.6 47.8 44.0 Gross Margin 85.1% 83.4% 83.8% 84.7% 84.8% 83.0% 83.6% 84.7% SG&A % of Net Sales 57.7% 59.5% 76.0% 69.6% 76.1% 66.7% 82.0% 71.9% Net Income (Loss) 12.4 (7.5) (4.8) (8.5) 18.6 5.9 3.9 1.5 (6.2) (13.3) (8.7) (9.9) Net Income (Loss) % of Net Sales 13.9% (9.8)% (7.8)% (15.8)% (9.2)% (19.6)% (15.2)% (19.1)% Adjusted EBITDA 7.6 14.1 3.1 10.2 0.0 0.0 0.0 0.0 7.6 14.1 3.1 10.2 Adjusted EBITDA % of Net Sales 8.5% 18.5% 5.0% 19.1% 11.3% 20.7% 5.4% 19.7% (1) Impact of revenue transition includes the Transition Adjustment during 3Q2019 and cash collected in 4Q2019, 1Q2020 and 2Q2020 related to the Remaining Contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statement in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019, and the respective Form 10-Qs for the noted quarterly periods.

TRAILING TWELVE MONTH (TTM) CALCULATION: GROSS MARGIN & ADJUSTED EBITDA AS REPORTED (in millions) QUARTERLY TREND TTM TREND Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Sales $92.6 $66.6 $67.4 $88.9 $76.4 $61.7 $53.6 $315.4 $299.3 $294.4 $280.6 Gross Profit 82.2 59.1 57.7 75.7 63.7 51.7 45.4 274.7 256.2 248.7 236.5 Gross Margin 88.8% 88.9% 85.5% 85.1% 83.4% 83.8% 84.7% 87.1% 85.6% 84.5% 84.3% Net Income (Loss) (36.2) (13.3) (17.2) 12.4 (7.5) (4.8) (8.5) (54.3) (25.6) (17.1) (8.4) Depreciation & Amortization 2.2 2.4 1.9 1.9 1.8 1.8 1.7 8.4 8.0 7.4 7.2 Interest Expense (0.2) (0.2) 0.3 2.3 2.4 2.4 2.6 2.1 4.7 7.3 9.6 Income Tax 27.5 0.8 0.0 (0.3) 0.2 (11.3) 0.0 28.1 0.8 (11.4) (11.4) EBITDA (6.7) (10.3) (15.0) 16.2 (3.0) (12.0) (4.2) (15.7) (12.0) (13.7) (2.9) Investigation & Restatement 20.0 18.1 21.0 7.2 20.1 15.6 11.4 66.4 66.5 64.0 54.4 Revenue Transition 0.0 0.0 0.0 (18.6) (5.9) (3.9) (1.5) (18.6) (24.5) (28.3) (29.8) Share-Based Compensation 1.5 3.0 3.5 2.7 2.9 3.3 4.4 10.6 12.1 12.4 13.3 Adjusted EBITDA 14.8 10.9 9.5 7.6 14.1 3.1 10.2 42.7 42.1 34.3 35.0 Adjusted EBITDA % of Net Sales 15.9% 16.3% 14.1% 8.5% 18.5% 5.0% 19.1% 13.5% 14.1% 11.7% 12.5%

TRAILING TWELVE MONTH (TTM) CALCULATION: ADJUSTED GROSS MARGIN & ADJUSTED EBITDA (in millions) QUARTERLY TREND TTM TREND Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Adjusted Net Sales $92.6 $66.6 $67.4 $67.3 $68.2 $57.2 $51.9 $293.9 $269.5 $260.2 $244.7 Adjusted Gross Profit 82.2 59.1 57.7 57.1 56.6 47.8 44.0 256.1 230.5 219.2 205.5 Adjusted Gross Margin 88.8% 88.9% 85.5% 84.8% 83.0% 83.6% 84.7% 87.1% 85.5% 84.3% 84.0% Adjusted Net Loss1 (36.2) (13.3) (17.2) (6.2) (13.3) (8.7) (9.9) (72.9) (50.0) (45.4) (38.2) Depreciation & Amortization 2.2 2.4 1.9 1.9 1.8 1.8 1.7 8.4 8.0 7.4 7.2 Interest Expense (0.2) (0.2) 0.3 2.3 2.4 2.4 2.6 2.1 4.7 7.3 9.6 Income Tax 27.5 0.8 0.0 (0.3) 0.2 (11.3) 0.0 28.1 0.8 (11.4) (11.4) EBITDA (6.7) (10.3) (15.0) (2.3) (8.9) (15.8) (5.6) (34.3) (36.5) (42.0) (32.7) Investigation & Restatement 20.0 18.1 21.0 7.2 20.1 15.6 11.4 66.4 66.5 64.0 54.4 Share-Based Compensation 1.5 3.0 3.5 2.7 2.9 3.3 4.4 10.6 12.1 12.4 13.3 Adjusted EBITDA 14.8 10.9 9.5 7.6 14.1 3.1 10.2 42.7 42.1 34.3 35.0 Adjusted EBITDA % of Net Sales 15.9% 16.3% 14.1% 11.3% 20.7% 5.4% 19.7% 14.5% 15.6% 13.2% 14.3% (1) Adjusted Net Loss excludes impact of the revenue transition. See slide 27 for reconciliation to Net Income (Loss).